UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2006

Bookham, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30684	20-1303994
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2584 Junction Avenue, San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 383-1400

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 13, 2006, Bookham, Inc. (the “Registrant”) paid Nortel Networks (UK) Limited (“NNUKL”) all $20 million outstanding principal of, plus all accrued interest on, the Amended and Restated Series A-2 Senior Secured Note Due 2007 issued by the Registrant to NNUKL (the “Series A Note”), and the Series A Note was retired and cancelled. The Registrant also paid NNUKL all of the accrued interest on the Amended and Restated Series B-1 Senior Secured Note Due 2006 issued by Bookham Technology plc, a wholly-owned subsidiary of the Registrant (“Bookham plc”), to NNUKL, the payment of which and performance of all obligations under which had been fully and unconditionally guaranteed by the Registrant (the “Series B Note”).
     On January 13, 2006, the Registrant, Bookham plc and certain subsidiaries of Bookham plc entered into a Release Agreement (the “Release Agreement”) with Nortel Networks Corporation (“Nortel Networks”), NNUKL and certain of their affiliates (collectively, “Nortel”). Pursuant to the Release Agreement, Nortel released its security interests in the collateral securing the obligations of the Registrant and Bookham plc under the Series A Note, the Series B Note and the Optical Components Supply Agreement dated November 8, 2002 (the “Supply Agreement”) between Bookham plc and Nortel Networks Limited (“NNL”).
     On that same date, certain accredited institutional investors entered into separate purchase agreements to purchase portions of the Series B Note (the “Note Purchasers”) from NNUKL. Pursuant to the terms of an Exchange Agreement, dated as of January 13, 2006 (the “Exchange Agreement”), by and among the Registrant, Bookham plc and the Note Purchasers, the Registrant issued an aggregate of 5,120,793 shares of common stock, $0.01 par value per share, of the Registrant (the “Common Stock”) and warrants to purchase an aggregate of up to 686,000 shares of Common Stock of the Registrant (the “Note Exchange Warrants”) to the Note Purchasers in exchange for the Series B Note, which was retired and cancelled. The Note Exchange Warrants are exercisable from July 13, 2006 to January 13, 2011 at an exercise price per share of $7.00. A copy of the Exchange Agreement and the form of Note Exchange Warrant are attached as exhibits hereto and incorporated herein by reference.
     Pursuant to the terms of a Securities Exchange Agreement, dated as of January 13, 2006 (the “Securities Exchange Agreement”), by and among the Registrant and the investors named therein (the “Debenture Holders”), each of the Debenture Holders exercised its rights to convert a portion of the Company’s 7.0% Senior Unsecured Convertible Debentures held by such Debenture Holder (the “Debentures”) into shares of Common Stock, resulting in the issuance of an aggregate of 3,529,887 shares of Common Stock. Also pursuant to the Securities Exchange Agreement, the Registrant paid the Debenture Holders an aggregate of $1,717,663.16 in cash and issued to the Debenture Holders an aggregate of 571,011 additional shares of Common Stock (the “Initial Shares”) and warrants (the “Initial Warrants”) to purchase an aggregate of up to 304,539 shares of Common Stock (the “Initial Warrant Shares”). The Initial Warrants are exercisable from July 13, 2006 to January 13, 2011 at an exercise price per share of $7.00. Subject to the approval of the Registrant’s stockholders pursuant to the rules of The NASDAQ Stock Market and the terms of the Securities Exchange Agreement, each of the Debenture Holders has agreed to exercise its rights to convert the remaining portion of the Debentures, which will result in the issuance of an aggregate of 1,106,477 shares of Common Stock. Also pursuant to the Securities Exchange Agreement, at the time of such subsequent conversion, the Registrant will pay the Debenture Holders an aggregate of $538,408.51 in cash and issue to the Debenture Holders an aggregate of 178,989 additional shares of Common Stock (together with the Initial Shares, the “Shares”) to the Debenture Holders and warrants (together with the Initial Warrants, the “Warrants”) to purchase an aggregate of up to 95,461 shares of Common Stock, which will be exercisable on the same terms as the Initial Warrants (together with the Initial Warrant Shares, the “Warrant Shares”). The warrants to purchase up to 2,001,963 shares of Common Stock previously issued to the Debenture Holders on December 20, 2004 remain outstanding.
     The Registrant and the Debenture Holders also entered into a Registration Rights Agreement, dated as of January 13, 2006 (the “Registration Rights Agreement”), pursuant to which the Registrant agreed to file a registration statement relating to the resale of the Shares and the Warrant Shares (the “Registration Statement”). A copy of the Securities Exchange Agreement, the Registration Rights Agreement, and the form of Warrant are attached as exhibits hereto and incorporated herein by reference.
     On January 13, 2006, Bookham plc and NNL entered into an Addendum (the “Addendum”) to the Supply Agreement. Pursuant to the Addendum, NNL agreed to purchase $72 million of products during the period from January 1, 2006 to December 31, 2006. In addition, NNL has agreed that by January 31, 2006 it will issue non-cancelable purchase orders for six out of 12 months of NNL’s forecast requirement for products as of January 11, 2006.
     The Addendum amended the Addendum to the Supply Agreement dated February 7, 2005 (the “First Addendum”) to eliminate the provisions requiring the Registrant to grant a license for the assembly, test, post-processing and test intellectual property (excluding wafer technology) of certain critical products to NNL and to any designated alternative supplier if the Registrant’s cash balance is less than $25 million and the provisions giving NNL the right to buy all NNL inventory then held by the Registrant and requiring the Registrant to grant a license to NNL or any alternative supplier for the manufacture of all products covered by the First Addendum if the Registrant’s cash balance is less than $10 million.
     On January 13, 2006, the Registrant, Bookham plc and Nortel Networks entered into a Registration and Lock-Up Agreement pursuant to which the Registrant agreed to register 3,999,999 shares of Common Stock held by Nortel Networks on the Registration Statement, and Nortel Networks agreed not to sell or transfer such shares prior to July 1, 2006.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
     Based in part upon the representations of the Note Purchasers and the Debenture Holders in the Exchange Agreement and the Securities Exchange Agreement, respectively, the shares of Common Stock and warrants issued to the Note Purchasers and the Debenture Holders were offered and sold in private placements to institutional accredited investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKHAM, INC.
Date: January 17, 2006	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Exchange Agreement, dated as of January 13, 2006, by and among Bookham, Inc., Bookham Technology plc and the Investors (as defined therein).

99.2	Form of Warrant.

99.3	Securities Exchange Agreement, dated as of January 13, 2006, by and between Bookham, Inc. and the Investors (as such term is defined therein).

99.4	Registration Rights Agreement, dated as of January 13, 2006, by and between Bookham, Inc. and the Investors (as such term is defined therein).

99.5	Form of Warrant.

99.6	Press Release issued on January 13, 2006.